Filed pursuant to Rule 497(e)

File Nos. 333-174627 and 811-22564

GMO SERIES TRUST

Supplement dated October 21, 2013 to the

GMO Series Trust Prospectus dated August 31, 2013

and Statement of Additional Information dated August 31, 2013, as revised October 1, 2013

Management of the Funds

Beginning in November 2013, GMO will begin using the GMO Asset Allocation Division’s multi-year asset class forecasts as a part of the investment process for the Funds listed below (collectively, the “Funds”). Thomas Hancock and David Cowan (the Co-Heads of GMO’s Global Equity Division) will continue to be primarily responsible for the day-to-day management of the Funds’ portfolios, while Ben Inker and Sam Wilderman (the Co-Heads of GMO’s Asset Allocation Division) will be primarily responsible for the asset class forecasts and will provide high-level investment oversight to the Funds.

U.S. Core Equity Series Fund
U.S. Intrinsic Value Series Fund
U.S. Growth Series Fund
International Core Equity Series Fund
International Growth Equity Series Fund
Developed World Stock Series Fund

The individual(s) identified as “Senior Members” with respect to the Funds in each Fund’s Prospectus and Statement of Additional Information are amended to reflect the foregoing.

Determination of Net Asset Value

The following statement is added to Prospectus, under the section “Determination of Net Asset Value”: “Current net asset values per share for each series of GMO Series Trust are available by calling 1-877-466-7778.”